                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       NANOPHASE TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     [X] No fee required
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

     (5) Total fee paid:
--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

NANOPHASE LOGO

453 COMMERCE STREET
BURR RIDGE, ILLINOIS 60521

                                  May 6, 1998

Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the 1998 Annual Meeting of Stockholders of Nanophase Technologies Corporation to be held at Ashton Place, 341 West 75th Street, Willowbrook, Illinois, on Wednesday, June 10, 1998 at 10:00 a.m., local time. The formal notice of the Annual Meeting appears on the following page.

     The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. During the Annual Meeting, stockholders will view a presentation by the Company and have the opportunity to ask questions.

     Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

     We look forward to seeing you on June 10, 1998 and urge your to return your proxy card as soon as possible.

                                            Sincerely,

                                            ROBERT W. CROSS
                                            President and Chief Executive
                                            Officer

                                 NANOPHASE LOGO

 ------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 10, 1998
 ------------------------------------------------------------------------------

To the Stockholders of
Nanophase Technologies Corporation:

     The Annual Meeting of Stockholders of Nanophase Technologies Corporation (the "Company") will be held at 10:00 a.m., Chicago time, on Wednesday, June 10, 1998, at Ashton Place, 341 West 75th Street, Willowbrook, Illinois, for the following purposes:

     (1) To elect two Class I directors to the Company's Board of Directors;

     (2) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the independent auditors of the Company's financial statements for the year ended December 31, 1998; and

     (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 15, 1998 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

                                            By order of the Board of Directors,

                                            DENNIS J. NOWAK
                                            Secretary

Burr Ridge, Illinois
May 6, 1998
ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER
 OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE
  THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID
                      ENVELOPE FURNISHED FOR THAT PURPOSE.

                       NANOPHASE TECHNOLOGIES CORPORATION
                              453 COMMERCE STREET
                           BURR RIDGE, ILLINOIS 60521
                                 (630) 323-1200

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

     The accompanying proxy is solicited by the Board of Directors (the "Board of Directors") of Nanophase Technologies Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Chicago time, Wednesday, June 10, 1998, at Ashton Place, 341 West 75th Street, Willowbrook, Illinois, and any adjournments thereof. This Proxy Statement and accompanying form of proxy were first released to stockholders on or about May 6, 1998.

     RECORD DATE AND OUTSTANDING SHARES -- The Board of Directors has fixed the close of business on April 15, 1998, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, the Company had outstanding 12,277,467 shares of Common Stock, par value $.01 per share (the "Common Stock"). Each of the outstanding shares of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

     VOTING OF PROXIES -- Robert W. Cross and Dennis J. Nowak, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Cross and Nowak are officers of the Company and Mr. Cross is also a director of the Company. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking the proxy, or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

     REQUIRED VOTE -- A plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominees for directors. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy is required to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company's financial statements for the year ended December 31, 1998. Each stockholder will be entitled to vote the number of shares of Common Stock held as of the Record Date by such stockholder for the number of directors to be elected. Stockholders will not be allowed to cumulate their votes in the election of directors.

     QUORUM; ABSTENTIONS AND BROKER NON-VOTES -- The required quorum for transaction of business at the Annual Meeting will be a majority of the shares issued and outstanding as of the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     STOCKHOLDER LIST -- A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of, and number of shares registered in the name of, each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, commencing May 31, 1998 and continuing through the date of the Annual Meeting, at the principal offices of the Company, 453 Commerce Street, Burr Ridge, Illinois 60521.

     ANNUAL REPORT TO STOCKHOLDERS -- The Company's Annual Report to Stockholders for the year ended December 31, 1997, containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The Company's Board of Directors consists of six directors. Article VI of the Company's Certificate of Incorporation provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, two directors of Class I will be elected, each to be elected for a term of three years expiring at the Company's 2001 Annual Meeting of Stockholders. Both of the nominees are presently serving as directors of the Company. The Board of Directors recommends that the stockholders vote in favor of the election of the nominees named in this Proxy Statement to serve as directors of the Company. See "Nominees" below.

     The four directors whose terms of office do not expire in 1998 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below.

     If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a director if elected.

                                    NOMINEES

     The names of the nominees for the office of director, together with certain information concerning such nominees, are set forth below:

                                                                                                  SERVED AS
                                                                                                  DIRECTOR
               NAME                   AGE                  POSITION WITH COMPANY                    SINCE
               ----                   ---                  ---------------------                  ---------
Robert W. Cross...................    60     President, Chief Executive Officer and Director        1993
Robert W. Shaw, Jr., Ph.D.(1).....    56     Director                                               1991

---------------
(1) Member of Compensation Committee and Audit Committee.

     Mr. Cross has served as President and Chief Executive Officer and a director of the Company since February 1993. He has extensive experience as an entrepreneurial chief executive officer in developmental companies and in the commercialization of complex technologies. He has also served as chief executive officer of Cross Technologies, Inc. ("CTI") since 1990. CTI is a holding company that previously developed secure information systems for U.S. Government and North American Treaty Organization intelligence agencies. For the 20 years prior, Mr. Cross served primarily as chief executive officer or interim management for developmental high-technology venture-backed companies. Mr. Cross' previous positions included Chairman and Chief Executive Officer, Delta Data Systems Corp.; President and Chief Executive Officer, Columbia Data Products, Inc.; and Special Counsel, Control Video Corp. (predecessor to America Online). In 1968 and 1969, Mr. Cross was General Counsel to Electronic Data Systems Corp., Dallas. From 1964 to 1968, he was a corporate finance attorney with Winthrop, Stimson, Putnam & Roberts in New York. He holds BSBA and J.D. degrees from Washington University in St. Louis. In 1995, Mr. Cross served as chairman of the Gorham/Intertech International Conference on Nanostructured Materials and Coatings. Mr. Cross is a member of the board of directors of the Illinois Coalition.

     Dr. Shaw has served as a director of the Company since 1991. He is founder and President of Arete Corporation and Managing Partner for the Utech Funds. Dr. Shaw is experienced in both venture capital and consulting for the electric utility industry. Prior to forming Arete Ventures, Inc. in 1983, Dr. Shaw was Senior Vice President of Booz, Allen & Hamilton's Energy Division and a member of the firm's board of directors. Earlier in his career, he conducted materials and electronics research at Bell Laboratories and at the Cavendish Laboratory in the U.K. He serves as a director and Chairman of Proton Energy Systems, Inc., Evergreen Solar, Inc. and Northern Power Systems. He holds a Ph.D. in applied physics from Stanford University, an M.P.A. from American University and M.S. and B.E.P. degrees from Cornell University.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL OF THE NOMINEES FOR ELECTION AS CLASS I DIRECTORS.

                                OTHER DIRECTORS

     The following persons will continue to serve as directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are elected and qualified.

                                                                                      SERVED AS         TERM
             NAME                  AGE           POSITION WITH COMPANY             DIRECTOR SINCE      EXPIRES
             ----                  ---           ---------------------             --------------      -------
Leonard A. Batterson(1)(2).....    53     Chairman of the Board of Directors            1991            2000
Donald S. Perkins..............    71     Director                                      1998            2000
Steven Lazarus(1)(2)...........    66     Director                                      1991            1999
Richard W. Siegel, Ph.D. ......    60     Director                                      1989            1999

---------------
(1) Member of Compensation Committee.

(2) Member of Audit Committee.

     Mr. Batterson has served as a director and as Chairman of the Board of the Company since 1991. He is Chairman and Chief Executive Officer of Batterson Venture Partners L.L.C., a venture capital investment firm which he founded in 1995. In 1988, he co-founded and continues as Managing General Partner of Batterson Johnson and Wang L.P. ("BJ&W"), a venture capital fund. The BJ&W fund, a stockholder of the Company, invests in the following industries: publishing, communications, telecommunications, medical, biotechnology, materials, retailing, consumer products, manufacturing, computers and software. As Managing General Partner, Mr. Batterson manages its daily operations, investor relationships, reporting and investment strategy. Prior to 1988, he was Director of the Venture Capital Division of the Allstate Insurance Company. Mr. Batterson is Chairman of the Board of LinksCorp, Inc., a golf course management company, and previously served as Chairman and Chief Executive Officer of the Dytel Corporation and Receptor Laboratories, and as Chief Executive Officer of Lamb Enterprises. He holds a B.A. degree from Washington University, a J.D. degree from Washington University Law School and an M.B.A. degree from the Harvard Graduate School of Business Administration.

     Mr. Perkins has served as a director of the Company since February 1998. Mr. Perkins retired from Jewel Companies, Inc. ("Jewel"), the retail supermarket and drug chain, in 1983. He had been with Jewel since 1953, serving as President from 1965 to 1970, as Chairman of the Board of Directors from 1970 to 1980, and as Chairman of the Executive Committee until his retirement. He is a director of Aon Corporation, Cummins Engine Company, Inc.; Current Assets; LaSalle Street Fund, Inc.; LaSalle U.S. Realty Income & Growth Fund, Inc.; Lucent Technologies, Inc.; Ryerson Tull, Inc.; Springs Industries, Inc.; and, until its upcoming annual meeting in May 1998, Time Warner, Inc. Mr. Perkins is a trustee for The Putnam Funds, and is Vice Chairman of the Board of Trustees of Northwestern University. Mr. Perkins holds a B.A. degree from Yale University and an M.B.A. degree from the Harvard Graduate School of Business Administration.

     Mr. Lazarus has served as a director of Nanophase since 1991. Mr. Lazarus is Managing Director of ARCH Venture Partners L.P. From 1986 to 1994, he served concurrently as President and Chief Executive Officer of ARCH Development Corporation ("ADC") and Associate Dean of the Graduate School of Business of the University of Chicago. Prior to joining ADC, Mr. Lazarus held a variety of positions at Baxter Travenol Laboratories, Inc., the predecessor of Baxter Healthcare Corporation, including Group Vice

President of the Health Care Services Group and Senior Vice President for Technology. From 1972 to 1974, Mr. Lazarus served in Washington, D.C. as Deputy Assistant Secretary of Commerce for East-West Trade and was founder and first Director of the Bureau of East-West Trade. He is a 21-year veteran of the U.S. Navy, retiring in 1973 with the rank of captain. He holds a bachelors degree with honors from Dartmouth College and an M.B.A. degree with high distinction from the Harvard Graduate School of Business Administration, where he was also a Baker Scholar. Mr. Lazarus is a director of Amgen Corporation, Primark Corporation, Illinois Superconductor Corporation and New Era of Networks Inc., all of which are public companies.

     Dr. Siegel is a co-founder of the Company and has served as a director of the Company since 1989. Dr. Siegel is an internationally renowned scientist in the field of nanocrystalline materials. During his tenure on the research staff at Argonne National Laboratory from July 1974 to May 1995, he was the principal scientist engaged in research with the laboratory-scale synthesis process that was the progenitor of the Company's physical-vapor-synthesis ("PVS") production system. He currently is the Robert W. Hunt Professor and Head of the Materials Science and Engineering Department of Rensselaer Polytechnic Institute, a position he has held since June 1995. During 1995, he was also a visiting professor at the Max Planck Institute for Microstructure Physics in Germany on an Alexander von Humboldt Research Prize. He has served on the Council of the Materials Research Society and as Chairman of the International Committee on Nanostructured Materials. He also served on the Committee on Materials with Sub-Micron Sized Microstructures of the National Materials Advisory Board and was the co-chairman of the Study Panel on Clusters and Cluster-Assembled Materials for the U.S. Department of Energy. Dr. Siegel holds an A.B. degree in physics from Williams College and an M.S. degree and Ph.D. from the University of Illinois at Urbana/Champaign.

     ARRANGEMENTS FOR NOMINATION AS DIRECTOR -- Messrs. Cross, Lazarus and Batterson and Drs. Shaw and Siegel were designated to the Board of Directors and Mr. Batterson was elected Chairman of the Board pursuant to a shareholders agreement which substantially terminated upon consummation of the Company's initial public offering in December 1997.

     DIRECTOR COMPENSATION -- During 1997, the Company did not provide any compensation to its directors for their service on the Board of Directors. Each director of the Company who is not an employee or consultant of the Company (the "Outside Directors") and is first elected to the Board of Directors after adoption of the Company's Amended and Restated 1992 Stock Option Plan, as amended (the "Stock Option Plan"), will be granted stock options to purchase 10,000 shares of Common Stock at the fair market value of the Common Stock, as determined by a committee appointed by the Board of Directors, as of the date of issuance of each stock option. For example, in consideration of his appointment to the Board of Directors in February 1998, Mr. Perkins was granted an option to purchase 10,000 shares of Common Stock at $5.75 per share, the fair market value of the shares on the date of grant. On the date of each annual meeting of the stockholders of the Company, commencing with the Annual Meeting, each Outside Director who is elected, re-elected or continues to serve as a director because his or her term has not expired, will be granted stock options to purchase 2,000 shares of Common Stock; provided that no such automatic grant shall be made to an Outside Director who is first elected to the Board of Directors at the first such meeting or was first elected to the Board of Directors within three months prior to such annual meeting. One-third of the options granted to Outside Directors under the Stock Option Plan vest each year on the first three anniversaries of the grant date. All options granted under the Stock Option Plan to Outside Directors will be exercisable for a period of ten years. The Company does not pay cash compensation to its directors for serving in such capacity. All Outside Directors, however, are reimbursed for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

     MEETINGS -- During the year ended December 31, 1997, the Board of Directors held 11 formal meetings. Each director attended at least 75% of the aggregate of the number of board meetings held (during the period for which he has been a director) and the total number of committee meetings on which he served that were held (during the period in which he was a member of such committee) during 1997.

     COMMITTEES OF THE BOARD OF DIRECTORS -- The Board of Directors has established an Audit Committee and a Compensation Committee, each comprised entirely of directors who are not officers of the Company. The members of the Audit Committee are Messrs. Lazarus (Chairman) and Batterson and Dr. Shaw. The members of the Compensation Committee are Messrs. Batterson (Chairman) and Lazarus and Dr. Shaw. The Company does not have a standing nominating committee.

     The Audit Committee generally has responsibility for recommending independent public auditors to the Board of Directors for selection, reviewing the plan and scope of the accountants' annual audit, reviewing the Company's internal controls functions and financial management policies, and reporting to the Board of Directors regarding all of the foregoing. The Audit Committee did not hold any formal meetings in 1997.

     The Compensation Committee generally has responsibility for recommending to the Board of Directors guidelines and standards relating to the determination of executive and key employee compensation, reviewing the Company's executive compensation policies and reporting to the Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the Stock Option Plan, determining the number of options to be granted to the Company's employees and consultants pursuant to the Stock Option Plan and reporting to the Board of Directors regarding the foregoing. The Compensation Committee did not hold any formal meetings in 1997. See "Report of the Compensation Committee of the Board of Directors."

                               EXECUTIVE OFFICERS

     Set forth below is a table identifying executive officers of the Company who are not identified in the tables entitled "Election of Directors -- Nominees" or "-- Other Directors."

               NAME                   AGE                       POSITION
               ----                   ---                       --------
Dennis J. Nowak...................    47     Vice President -- Finance and Administration,
                                             Chief Financial Officer, Treasurer and
                                             Secretary
Richard W. Brotzman, Ph.D.........    44     Vice President -- Research and Development
Donald J. Freed, Ph.D. ...........    56     Vice President -- Marketing
John C. Parker, Ph.D. ............    36     Vice President -- Manufacturing and Technology

     Mr. Nowak has served as Vice President -- Finance and Administration, Chief Financial Officer, Treasurer and Secretary of the Company since joining the Company in September 1996. From October 1991 to September 1996, Mr. Nowak was a partner in the accounting firm of Ernst & Young LLP, where he specialized in financial management and audit services for emerging high-technology companies. Mr. Nowak has more than 20 years experience as a public accountant. He holds a B.S. degree from Indiana University.

     Dr. Brotzman joined the Company in July 1994 as a senior scientist and has served as Vice President -- Research and Development of the Company since July 1996. He is the inventor of the Company's coating technology. Dr. Brotzman has 15 years experience in research and development of advanced materials leading to new products. His technical areas of expertise include interfacial adhesion and chemistry, self-assembled polymeric coatings, nanosized inorganic powders, powder processing, reactive coupling agents, solgel derived protective coatings, non-destructive evaluation of composites, neo-debye relaxation in green inorganic gels, asymmetric membranes and plasma processing. From January 1991 to July 1994, Dr. Brotzman served as Director of Research at TPL, Inc., an advanced materials company. He holds a B.S. degree in chemical engineering from Lafayette College, an M.S. degree in engineering and applied science from the University of California, Davis and a Ph.D. in chemistry from the University of Washington.

     Dr. Freed has served as Vice President -- Marketing of the Company since April 1995. He has extensive experience in the commercial development of new technology products, and has been responsible for the successful startup of advanced-materials initiatives in three Fortune 50 companies. From 1985 to April 1995, Dr. Freed held senior marketing, strategic planning and product-development positions with AMP, Inc., and certain of its subsidiaries, primarily in the development and marketing of advanced materials for microelectronics and photonics. From 1980 to 1985, he held similar positions with GTE Corp. and Imperial Chemical Industries, PLC. Previously, Dr. Freed held various scientific and managerial positions at Bell Laboratories. He holds a B.A. degree in chemistry from Queens College and an A.M. degree and Ph.D. in chemistry from Harvard University. Dr. Freed is a member of The Illinois Coalition and is past chairman of the International Standards Council for Electronic Interconnection and Packaging Technologies.

     Dr. Parker has served as Vice President -- Manufacturing and Technology of the Company since December 1997, was Vice President -- Technology of the Company from 1993 to December 1997 and has been a principal scientist with the Company since June 1990. Dr. Parker was the principal developer of the Company's PVS production system. He has a broad range of experience in the synthesis, processing and characterization of semiconductor and ceramic materials. Prior to joining the Company, Dr. Parker was a research associate at Argonne where he participated in the development and characterization of chemical vapor deposition-grown thin films and nanocrystalline ceramics. Dr. Parker holds a B.S. degree in physics from Northeastern Illinois University and an M.S. degree and Ph.D. in physics from Purdue University. He has published 37 refereed papers and given numerous scientific and technical presentations at national and international conferences and private institutions. Dr. Parker co-chaired the symposium on Nanophase and Nanocomposite Materials at the 1992 and 1996 Materials Research Society fall meetings.

     The Board of Directors elects officers annually and such officers, subject to the terms of certain employment agreements, serve at the discretion of the Board of Directors. Messrs. Cross and Nowak each have employment agreements with the Company. See "Executive Compensation and Certain Transactions -- Employment Agreements." There are no family relationships among any of the directors or officers of the Company.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE -- Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that during 1997 all Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons.

                EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

     The following table provides information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 1997 and 1996 of those persons who were at December 31, 1997 (i) the chief executive officer and (ii) the four other most highly compensated (based upon combined salary and bonus) executive officers of the Company whose total salary and bonus exceeded $100,000 during 1997 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                       ------------
                                                                                        AWARDS(1)
                                                  ANNUAL COMPENSATION                  ------------
                                      -------------------------------------------       SECURITIES
                                                                   OTHER ANNUAL         UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY($)      BONUS($)    COMPENSATION($)        OPTIONS(#)     COMPENSATION($)
---------------------------   ----    ---------      --------    ---------------        ----------     ---------------
Robert W. Cross.............  1997    $151,311(2)    $140,000(2)     $41,917(3)                 0          $4,685(4)
  President and Chief         1996     151,800(2)      10,000(2)      45,648(5)           199,755           4,685(4)
  Executive Officer
Dennis J. Nowak(6)..........  1997    $143,037       $ 70,000        $     0                    0          $    0
  Vice President -- Finance   1996      55,754              0              0              115,800               0
  and Administration,
  Chief Financial Officer,
  Treasurer and Secretary
Donald J. Freed, Ph.D. .....  1997    $112,806       $ 35,000        $     0                    0          $    0
  Vice
    President -- Marketing    1996     105,625              0              0              104,220               0
Robert M. Kelly(7)..........  1997    $111,925       $      0        $     0                    0          $    0
  Vice President -- Cosmetic  1996      84,808              0              0               43,425               0
  Products
Richard Brotzman, Ph.D. ....  1997    $109,779       $      0        $     0                    0          $    0
  Vice President -- Research  1996     102,615              0              0              118,695               0
  and Development

---------------
(1) None of the Named Officers had any restricted stock holdings as of December 31, 1997.

(2) The salary and bonus were paid to CTI, of which Mr. Cross is chief executive officer and the sole employee.

(3) Includes $16,601 paid for airfare to and from Chicago, Illinois, $15,176 paid for a hotel room in Burr Ridge, Illinois and other perquisites paid by the Company on behalf of Mr. Cross.

(4) Represents the full dollar value of premiums paid by the Company with respect to life insurance for the benefit of Mr. Cross and his beneficiary.

(5) Includes $19,742 paid for airfare to and from Chicago, Illinois, $15,969 paid for a hotel room in Burr Ridge, Illinois and other perquisites paid by the Company on behalf of Mr. Cross.

(6) Mr. Nowak commenced employment with the Company in September 1996.

(7) Mr. Kelly's employment with the Company was terminated in April 1998. Mr. Kelly commenced employment with the Company in March 1996.

     OPTION GRANTS IN 1997 -- No stock options or stock appreciation rights were granted to the Named Officers during 1997.

     AGGREGATED OPTION EXERCISES IN 1997 AND YEAR-END 1997 OPTION VALUES -- The following table provides information regarding each of the Named Officers' unexercised options at December 31, 1997. None of the Named Officers exercised any options during 1997.

                          YEAR-END 1997 OPTION VALUES

                                                           NUMBER OF                        VALUE OF
                                                     SECURITIES UNDERLYING          UNEXERCISED IN-THE-MONEY
                                                     UNEXERCISED OPTIONS AT                OPTIONS AT
                                                        YEAR-END 1997(#)              YEAR-END 1997($)(1)
                                                  ----------------------------    ----------------------------
                     NAME                         EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                     ----                         -----------    -------------    -----------    -------------
Robert W. Cross...............................      103,544         217,801       $1,273,376      $2,148,081
Dennis J. Nowak...............................       11,580         104,220          101,921         917,292
Donald J. Freed, Ph.D. .......................        9,264          94,956          101,538         915,759
Robert M. Kelly(2)............................            0          43,425                0         382,205
Richard W. Brotzman, Ph.D. ...................       21,423         126,222          249,803       1,255,943

---------------
(1) The value per option is calculated by subtracting the exercise price per option from the closing price of the Common Stock on the Nasdaq National Market on December 31, 1997 of $12.6875.

(2) Mr. Kelly's employment with the Company was terminated in April 1998.

     EMPLOYMENT AGREEMENTS -- The Company entered into an employment agreement dated February 1994 with Robert W. Cross which provides for an annual base salary of not less than $130,000. The agreement further provides that Mr. Cross is entitled to the reimbursement of expenses relating to commuting between the Company and his out-of-state residence and his lodging expenses in the Chicago area incurred as a result of his employment with the Company. Mr. Cross' employment agreement is automatically renewed for successive one year periods unless 90-day prior written notice of termination is given by the Company or Mr. Cross. If Mr. Cross' employment is terminated other than for "cause" (as such term is defined in Mr. Cross' employment agreement), Mr. Cross will receive severance benefits in an amount equal to Mr. Cross' base salary for 26 weeks.

     The Company also entered into an employment agreement with Dennis J. Nowak effective September 1996 which provides for an annual base salary of $140,000, with increases to be determined by the Board of Directors, at its discretion. In addition, Mr. Nowak was granted options to purchase 57,900 shares of Common Stock at an exercise price of $3.886 per share, with options for one-fifth of such shares becoming exercisable on each of the first five anniversaries of Mr. Nowak's employment. Pursuant to his employment agreement, Mr. Nowak also received a bonus of $35,000 upon the Company's completion of its initial public offering of Common Stock in December 1997 and a bonus of $35,000 on the first anniversary of his employment. No term has been assigned to Mr. Nowak's employment agreement. If Mr. Nowak's employment is terminated other than for "cause" (as such term is defined in Mr. Nowak's employment agreement), Mr. Nowak will receive severance benefits in an amount equal to Mr. Nowak's base salary for 26 weeks.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     Up until the Company's initial public offering consummated in December 1997, the Board of Directors acted as an informal compensation committee and performed the functions described below; provided, however, that Mr. Cross, President and Chief Executive Officer of the Company, did not participate with respect to discussions regarding his compensation. The objectives of the Board of Directors in determining the levels and components of executive and key employee compensation were to (i) attract, motivate and retain talented and dedicated executive officers and other key employees, (ii) provide executive officers and other key employees with both cash and equity incentives to further the interests of the Company and its stockholders, and (iii) compensate executive officers and other key employees at levels comparable to those of executive officers and key employees at other comparable high technology companies. Generally, the compensation of all executive officers and other key employees is composed of a base salary plus targeted bonuses based upon achievement of specified goals. In addition, stock options are granted to provide the opportunity for compensation based upon the performance of the Common Stock over time.

     In determining the base salaries of the executive officers in 1997, the Board of Directors considered the performance of each executive, the nature of the executive's responsibilities, the salary levels of executives at comparable high technology companies, including other publicly-held advanced materials and advanced technologies companies, and the Company's general compensation practices. Based on these criteria, Mr. Cross' base salary for 1997 was $151,311. The base salaries of the executive officers are effective until changed at the discretion of the Compensation Committee.

     Discretionary bonuses for executive officers are directly tied to achievement of specified goals of the Company and are a function of the criteria which the Compensation Committee believes appropriately take into account the specific areas of responsibility of the particular officer. Various executive officers and key employees were awarded cash bonuses in 1997 for their contributions to consummating the Company's initial public offering. In 1997, the Compensation Committee paid an aggregate bonus of $140,000 to CTI, of which Mr. Cross is chief executive officer and sole employee, $100,000 of which was as a consulting bonus. In recommending to the Board of Directors that this consulting bonus be paid, the Compensation Committee noted Mr. Cross' extraordinary efforts in connection with the Company's consummation of its initial public offering.

     Periodically, the Compensation Committee also grants stock options to executive officers and other key employees in order to provide a long-term incentive which is directly tied to the performance of the Company's stock. These options provide an incentive to maximize stockholder value because they reward optionholders only if stockholders also benefit. The exercise price of these stock options is the fair market of the Common Stock on the date of grant. In general, (i) the options vest in equal annual installments over a five-year period beginning one year after the date of grant or (ii) vest eight years after the date of grant, subject to an earlier five-year vesting period if specified performance targets are met. Vesting periods are used to retain key employees and to emphasize the long-term aspect of contribution and performance. In making stock option grants to executives and other key employees, the Compensation Committee considers a number of factors, including the performance of such persons, achievement of specific delineated goals, the responsibilities and the relative position of such persons within the Company, review of compensation of executives and key employees in comparable high technology companies and review of the number of stock options each such person currently possesses. No stock options were granted to executive officers, including Mr. Cross, or key employees in 1997.

COMPLIANCE WITH SECTION 162(M)

     The Compensation Committee currently intends for all compensation paid to the Named Officers to be tax deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)").
Section 162(m) provides that compensation paid to the Named Officers in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes unless, in general, such compensation is performance based, is established by a committee of independent directors, is objective and the plan or agreement providing for such performance based compensation has been approved in advance by stockholders. The Compensation Committee believes that the requirements of Section 162(m) are uncertain at this time and may arbitrarily impact the Company. In the future, the Compensation Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) if in its judgment, after considering the additional costs of not satisfying Section 162(m), such program is appropriate.

                             COMPENSATION COMMITTEE

                        Leonard A. Batterson (Chairman)
                                 Steven Lazarus
                              Robert W. Shaw, Jr.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Batterson, who is Chairman of the Compensation Committee, is the managing general partner of BJ&W, which beneficially owns more than five percent of the outstanding Common Stock.

     Mr. Lazarus, who is a member of the Compensation Committee, is the managing director of ARCH Venture Fund II, L.P. ("AVF II") and has been granted power of attorney to act in the name of and for ADC with respect to its role as general partner of ARCH Venture Fund Limited Partnership ("AVFLP"). AVF II and AVFLP each beneficially more than five percent of the outstanding Common Stock.

     Dr. Shaw, who is a member of the Compensation Committee, is the managing general partner of (i) Arete Ventures Investors II Limited Partnership, which is the managing general partner of UVCC Fund II ("UVCC II") and (ii) Arete Ventures Limited Partnership III, which is the managing general partner of UVCC II Parallel Fund, L.P. ("UVCC Parallel"). In such capacities, Dr. Shaw has sole voting power and shares investment power with respect to shares of Common Stock held by UVCC II and UVCC Parallel and, therefore may be deemed to be the beneficial owner of greater than five percent of the outstanding Common Stock. Dr. Shaw disclaims this beneficial ownership.

     Pursuant to the Amended and Restated Registration Rights Agreement, dated as of March 16, 1994, as amended, BJ&W, AVF II, AVFLP, UVCC II and UVCC Parallel are entitled to certain demand registration rights. In addition, whenever the Company proposes to register any of its securities under the Securities Act of 1933, as amended, BJ&W, AVF II, AVFLP, UVCC II and UVCC Parallel may also, subject to certain restrictions, include their shares of Common Stock in such registration.

                               PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total returns for the Company, the Nasdaq Market Composite Index and an index of peer companies selected by the Company during the period commencing on November 26, 1997, the date of the Company's initial public offering, and ending on December 31, 1997. The comparison assumes $100 was invested on November 26, 1997 in the Common Stock, the Nasdaq Market Composite Index and the peer companies selected by the Company and assumes the reinvestment of all dividends, if any. The performance graph must begin with the closing price of the Common Stock on the date of the initial public offering, which was $8.00 (which was also the price at which the Common Stock was offered in the initial public offering.)

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                                                                         NASDAQ
                                                     NANOPHASE           MARKET
               MEASUREMENT PERIOD                   TECHNOLOGIES       COMPOSITE
             (FISCAL YEAR COVERED)                  CORPORATION          INDEX           PEER GROUP
11/26/97                                                    100.00            100.00            100.00
12/31/97                                                    158.59             98.49            103.03

     The companies in the peer group, all of which are advanced materials or advanced technologies companies, are: Alyn Corporation, DeKalb Genetics Corporation, Delta & Pine Land Company, Landec Corporation and Mycogen Corporation.

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of March 31, 1998, certain information with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Company director, (iii) each of the Named Officers and (iv) all Company executive officers and directors as a group.

                                                                 NUMBER OF            PERCENT OF
                                                                   SHARES               SHARES
                                                                BENEFICIALLY         BENEFICIALLY
                      NAME AND ADDRESS                            OWNED(1)              OWNED
                      ----------------                          ------------         ------------
Batterson Johnson & Wang L.P................................     1,068,934(2)           8.6%
Grace Investments, Ltd......................................     1,042,200(3)            8.5
ARCH Development Corporation................................       820,197(4)            6.6
ARCH Venture Fund Limited Partnership.......................       768,087(5)            6.1
Wanger Asset Management, L.P................................       750,000(6)            6.1
Harris & Harris Group, Inc..................................       730,916(7)            6.0
ARCH Venture Fund II, L.P...................................       705,835(8)            5.7
Richard W. Siegel, Ph.D.....................................       229,456(9)            1.9
Robert W. Cross.............................................       129,696(10)           1.0
Richard W. Brotzman, Ph.D...................................        37,056(10)          *
Donald J. Freed, Ph.D.......................................        18,528(10)          *
Robert M. Kelly (11)........................................            --                --
Dennis J. Nowak.............................................        11,580(12)          *
Leonard A. Batterson........................................            --(13)            --
Steven Lazarus..............................................            --(14)            --
Robert W. Shaw, Jr., Ph.D...................................            --(15)            --
Donald S. Perkins...........................................         5,000              *
All executive officers and directors as a group (11
  persons)..................................................       532,641(16)           4.2

---------------
  *  Denotes beneficial ownership less than one percent.

 (1) Beneficial ownership is determined in accordance with the rules of the Commission. Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) Includes 178,154 shares of Common Stock issuable upon exercise of warrants presently exercisable. The address of the stockholder is 303 West Madison Street, Suite 1110, Chicago, Illinois 60606.

 (3) This number of shares is based on information reported on a Schedule 13G dated January 28, 1998 filed with the Commission by Grace Investments, Ltd. The address of the stockholder is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.

 (4) Includes 535,596 shares of Common Stock and 232,491 shares of Common stock issuable upon exercise of warrants presently exercisable, all of which are beneficially held by ARCH Venture Fund Limited Partnership ("AVFLP"). ARCH Development Corporation ("ADC") is the general partner of AVFLP and in such capacity has sole voting and investment power with respect to the shares of Common Stock held by AVFLP. Therefore, ADC may be deemed to be the beneficial owner of shares of Common stock directly owned by AVFLP. The address of the stockholder is 8735 West Higgins Road, Suite 235, Chicago, Illinois 60631.

 (5) Includes 232,491 shares of Common Stock issuable upon exercise of warrants presently exercisable. The address of the stockholder is 8735 West Higgins Road, Suite 235, Chicago, Illinois 60631.

 (6) This number of shares is based on information reported on a Schedule 13G dated February 6, 1998 filed with the Commission by Wanger Asset Management, L.P. ("WAM") and its general partner, Wanger Asset Management Ltd. (which may also be deemed to be the beneficial owner of the shares held by WAM) ("WAM Ltd."). As disclosed in such Schedule 13G, (i) WAM and WAM Ltd. share voting and investment power with respect to the shares of Common Stock, (ii) such shares of Common Stock have been acquired on behalf of discretionary clients of WAM and (iii) persons other than WAM and WAM Ltd. are entitled to receive all dividends from, and proceeds form the sale of, such shares of Common Stock. The address of the stockholder is 277 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

 (7) This number of shares is based on information reported on a Schedule 13G dated February 12, 1998 filed with the Commission by Harris & Harris Group, Inc. The address of the stockholder is One Rockefeller Plaza, Suite 1430, New York, New York 10020.

 (8) The address of the stockholder is 8735 West Higgins Road, Suite 235, Chicago, Illinois 60631.

 (9) Includes 28,950 shares of Common Stock issuable upon exercise of warrants presently exercisable and 47,825 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 1997.

(10) Consists of shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 1998.

(11) Mr. Kelly's employment with the Company was terminated in April 1998.

(12) Consists of 11,580 shares of Common stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 1998. Excludes 200 shares of Common Stock which are held by children of Mr. Nowak. Because such children share Mr. Nowak's household, he may be deemed to be the beneficial owner of the shares of Common Stock held by his children. Mr. Nowak disclaims such beneficial ownership.

(13) Excludes 890,780 shares of Common Stock and 178,154 shares of Common Stock issuable upon exercise of warrants presently exercisable, all of which are beneficially held by BJ&W. Mr. Batterson is the managing general partner of BJ&W and in such capacity he shares voting and investment power with respect to the shares of Common Stock held by BJ&W and, therefore, may be deemed to be the beneficial owner of the shares of Common Stock directly owned by BJ&W. Mr. Batterson disclaims this beneficial ownership.

(14) Excludes 535,596 shares of Common Stock and 232,491 shares of Common Stock issuable upon exercise of warrants presently exercisable, all of which are beneficially held by AVFLP; 705,835 shares of Common Stock held by ARCH Venture Fund II, L.P. ("AVF II"); and 14,034 shares of Common Stock held by ARCH Fund II Parallel, L.P. ("AFP"). Mr. Lazarus serves as the managing director of ARCH Venture Partners L.P. and has been granted power of attorney to act in the name of and for ADC with respect to ADC's role as general partner of AVFLP. Mr. Lazarus also serves as managing director of AVF II and AFP. In such capacities, Mr. Lazarus shares voting and investment power with respect to the shares of Common Stock held by AVFLP, AVF II and AFP and, therefore, may be deemed to be the beneficial owner of the shares of Common Stock directly owned by AVFLP, AVF II and AFP. Mr. Lazarus disclaims this beneficial ownership.

(15) Excludes 384,034 shares of Common Stock and 66,808 shares of Common Stock issuable upon exercise of warrants presently exercisable, all of which are beneficially held by UVCC Fund II ("UVCC II"), and 384,034 shares of Common Stock and 66,808 shares of Common Stock issuable upon exercise of warrants presently exercisable, all of which are beneficially held by UVCC II Parallel Fund, L.P. ("UVCC Parallel"). Dr. Shaw serves as the managing general partner of (i) Arete Ventures Investors II Limited Partnership, which is the managing general partner of UVCC II and (ii) Arete Ventures Limited Partnership III, which is the managing general partner of UVCC Parallel. In such capacities, he has sole voting power and shares investment power with respect to shares of Common Stock held by UVCC II and UVCC Parallel and, therefore, may be deemed to be the beneficial owner of the shares of Common Stock directly owned by UVCC II and UVCC Parallel. Dr. Shaw disclaims this beneficial ownership.

(16) Includes 28,950 shares of Common Stock issuable upon exercise of warrants presently exercisable and 346,010 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 1998.

                                   PROPOSAL 2
                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed Ernst & Young LLP, independent certified public accountants, as auditors of the Company's financial statements for the year ended December 31, 1998. Ernst & Young LLP has acted as auditors for the Company since 1993.

     The Board of Directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Board of Directors' appointment of Ernst & Young LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Ernst & Young LLP, the Board of Directors will interpret this as an instruction to seek other auditors.

     It is expected that representatives of Ernst & Young will be present at the meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1998.

                        MISCELLANEOUS AND OTHER MATTERS

     SOLICITATION -- The cost of this proxy solicitation will be borne by the Company. The Company may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at the Company's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation. The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

     PROPOSALS OF STOCKHOLDERS -- Proposals of stockholders intended to be considered at the Company's 1999 Annual Meeting of Stockholders must be received by the Secretary of the Company not less than 120 days nor more than 150 days prior to May 6, 1999.

     OTHER BUSINESS -- The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in the Company's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as the Board of Directors directs.

     ADDITIONAL INFORMATION -- The Company will furnish without charge a copy of its Annual Report on Form 10-K for its year ended December 31, 1997, as filed with the Commission, upon the written request of any person who is a stockholder as of the Record Date, and will provide copies of the exhibits to such Form 10-K upon payment of a reasonable fee which shall not exceed the Company's reasonable expenses in connection therewith. Requests for such materials should be directed to Nanophase Technologies Corporation, 453 Commerce Street, Burr Ridge, Illinois 60521, Attention: Dennis J. Nowak.

                                          By order of the Board of Directors

                                          DENNIS J. NOWAK
                                          Secretary
Burr Ridge, Illinois
May 6, 1998

                  ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE,
               DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

PROXY                                                                      PROXY
                       NANOPHASE TECHNOLOGIES CORPORATION
                              453 COMMERSE STREET
                           BURR RIDGE, ILLINOIS 60521

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 10, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoints Robert W. Cross and Dennis J. Nowak and each of them, with full power of substitution, as attorneys and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Nanophase Technologies Corporation to be held at Ashton Place, 341 West 75th Street, Willowbrook, Illinois, on Wednesday, June 10, 1998, at 10:00 a.m., local time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

            (continued, and to be signed and dated, on reverse side)

 ................................................................................

                3/4           FOLD AND DETACH HERE            3/4

                       NANOPHASE TECHNOLOGIES CORPORATION

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. LOGO

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES
                    LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.


1. ELECTION OF CLASS I DIRECTORS.       For all nominees listed below
                                                  (except as marked to the contrary below) LOGO
                        Withhold authority to vote for all nominees listed below LOGO


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
                     LINE THROUGH THE NOMINEE'S NAME BELOW)

                  Robert W. Cross          Robert W. Shaw, Jr.

2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT
   AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1998            FOR    AGAINST  ABSTAIN
3. EACH OF THE PERSONS NAMED AS PROXIES HEREIN ARE AUTHORIZED, IN SUCH PERSON'S DISCRETION,
   TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY
   ADJOURNMENTS THEREOF.


                                               Date:                             , 1998
                                                    ----------------------------

                                               ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Signature (if held jointly)

                                              Please date this Proxy and
                                              sign it exactly as your
                                              name(s) appears hereon. When
                                              shares are held by joint
                                              tenants, both should sign.
                                              When signing as an attorney,
                                              executor, administrator,
                                              trustee, guardian or other
                                              fiduciary, please indicate
                                              your capacity. If you sign
                                              for a corporation, please
                                              print full corporate name and
                                              indicate capacity of duly
                                              authorized officer executing
                                              on behalf of the corporation.
                                              If you sign for a
                                              partnership, please print
                                              full partnership name and
                                              indicate capacity of duly
                                              authorized person executing
                                              on behalf of the partnership.




 ................................................................................
 ................................................................................

                3/4           FOLD AND DETACH HERE            3/4

        PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS ABOVE, DATE AND RETURN
             THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.